UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 8, 2014

AMERICATOWNE Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

000-55206
(COMMISSION FILE NO.)

46-5488722
(IRS EMPLOYEE IDENTIFICATION NO.)

353 E. Six Forks Road, Suite 270, Raleigh, North Carolina 27609
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 16, 2014, the Board of Directors for AmericaTowne, Inc. (the "Company") authorized its Chairman of the Board and Chief Executive Officer, Alton Perkins, to negotiate and execute the following agreements on behalf of the Company: (a) Exporter Services Agreement between the Company and Nadia Emhirech and/or her assigns (the "Nadia Agreement"), and (b) Exporter Services Agreement between the Company and Janssen's Farms Incorporated, a North Carolina corporation (the "Jannsen's Agreement"). See Exhibit 10.1 and Exhibit 10.2, respectively.

Under the terms of the Nadia Agreement and the Janssen's Agreement, as set forth in the Form 8-K dated September 15, 2014, which is incorporated herein by reference (the "September 15, 2014 8-K"), AmericaTowne is to earn the consideration set forth in each agreement in providing the customers access to the AmericaTowne Platform and in the customers' participation in the Sample and Test Market Program, and the Accepted Market Program provided that AmericaTowne concludes that the Sample and Test Market Program has resulted in market demand and target consumers for the customers' respective goods and services.

AmericaTowne has represented in the Nadia Agreement and the Janssen's Agreement that the AmericaTowne Platform consists or will consist of exhibition, showroom and display facilities, support office(s) and staff located in the United States and China, and the platform consists or will consist of a buyer's network, and online websites either directly owned by AmericaTowne or in a partnership with third-parties in order to support the exhibition center, showroom and network to market imported goods and services to consumers in China.

The consideration paid to the Company under the Nadia Agreement and the Janssen's Agreement differ slightly from what is set forth in the September 15, 2014 8-K. More specifically, with respect to the Nadia Agreement, the Company has agreed to accept a promissory note from the customer in the amount of $36,000 in consideration of the "Service Fee" under Section 6 of the Nadia Agreement. The first payment under this note was made on October 18, 2014 (in advance of execution of the agreement) to be followed by twenty-three additional payments equal to $1,500 with no interest unless there is a default by the borrower. With respect to the Janssen's Agreement, the Company has agreed to accept $50,000 as the "Service Fee" under Section 6 of the Janssen's Agreement paid as follows: (a) $10,000 upon execution, (b) $20,000 paid in forty-five days after execution, and (c) $20,000 paid in ninety days after execution.

ITEM 9.01      EXHIBITS

Number             Description

10.1                   Exporter Services Agreement dated October 28, 2014 (Nadia)

10.2                   Exporter Services Agreement dated October 26, 2014 (Janssen's)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2014

AMERICATOWNE, INC.

/s/Alton Perkins
Alton Perkins
Chairman of the Board, President,
Chief Executive Officer, Chief Financial Officer,
Secretary